SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549




                                 FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               April 30, 2002
                      ---------------------------------
                      (Date of earliest event reported)




                          DELTA PETROLEUM CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Colorado                    0-16203                84-1060803
       --------------              ----------          --------------------
        (State of                  Commission          (I.R.S. Employer
       Incorporation)                File No.            Identification No.)



                  Suite 1400
                  475 17th Street
                  Denver, Colorado                        80202
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code: (303) 293-9133




                                   N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     (a) The simultaneous purchase and sale agreement with Tipperary Oil & Gas Corporation is attached to this Report as Exhibit 10.1.

     (b) Our letter to shareholders dated April 30, 2002 is attached to this Report as Exhibit 99.1.

     (c) A press release dated May 8, 2002 announcing the scheduling of Delta's shareholder meeting for a vote on the Castle acquisition and a purchase and sale agreement with Tipperary Corporation is attched to this Report as Exhibit 99.2


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     Listed below are the exhibits filed as a part of this Report.

     EXHIBITS:

     Exhibit
     Number                        Description

     10.1       Purchase and Sale Agreement with Tipperary Oil & Gas
                Corporation

     99.2       Press release dated May 8, 2002

     99.1       Letter to shareholders dated April 30, 2002









                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)


Date:  May 9, 2002                   By:  /s/ Kevin K. Nanke
                                          ----------------------------------
                                          Kevin K. Nanke
                                          Chief Financial Officer



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